UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a – 101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a Party other than the registrant [  ]

Check the appropriate box:
[  ] Preliminary proxy statement.
[  ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[  ] Definitive additional materials.
[  ] Soliciting material pursuant to § 240.14a-11(c) of § 240.14a-12.

THERMOENERGY CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[  ] Fee paid previously with preliminary materials.

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April 29, 2004

Dear Shareholders:

It is our pleasure to invite you to ThermoEnergy Corporation’s 2004 Annual Meeting of Shareholders. We will hold the meeting on Wednesday, June 9, 2004, at 10:00 a.m., local time, at the Hilton Hotel, 1335 Avenue of the Americas, New York, New York 10019. During the meeting, we will discuss each item of business described in the Notice of Annual Meeting of Shareholders and Proxy Statement and give a report on ThermoEnergy’s business operations. There will also be time for questions.

This package includes the Notice of Annual Meeting of Shareholders, the Proxy Statement, a Proxy Card and ThermoEnergy’s Annual Report filed on Form 10-KSB with the Securities and Exchange Commission for the fiscal year ended December 31, 2003. The Proxy Statement provides information about ThermoEnergy in addition to describing the business that will be conducted at the meeting.

We hope you will be able to attend the meeting. Whether or not you expect to attend, please vote your shares as described in the instructions on the Proxy Card and sign and return the Proxy Card in the enclosed envelope or vote in person at the meeting. If you choose to attend the meeting in person, you may revoke your proxy and personally cast your vote.

ThermoEnergy’s Board of Directors and management look forward to greeting those shareholders who are able to attend.

Sincerely,

/s/ Dennis C. Cossey

Dennis C. Cossey
Chairman, Chief Executive Officer and Secretary

/s/ P.L. Montesi

P.L. Montesi
President, Treasurer and Principal Financial Officer

Notice of Annual Meeting of Shareholders

To the Shareholders of ThermoEnergy Corporation:

Notice is hereby given that the Annual Meeting of Shareholders of ThermoEnergy Corporation, will be held Wednesday, June 9, 2004, at 10:00 a.m., local time, at the Hilton Hotel, 1335 Avenue of the Americas, New York, New York 10019, for these purposes:

1.	To elect two members to serve on ThermoEnergy’s Board of Directors until the 2007 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Kemp & Company as independent auditors of ThermoEnergy for the fiscal year ending December 31, 2004; and

3.	To consider and act upon such other business as may be properly presented to the meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The Board of Directors has fixed the close of business on April 28, 2004, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting or any postponement or adjournment.

A Proxy Card, ThermoEnergy’s Proxy Statement and its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, are enclosed with this Notice of Annual Meeting of Shareholders. ThermoEnergy’s Board of Directors recommends that you vote FOR the nominees for director named in the Proxy Statement and FOR the ratification of the appointment of Kemp & Company as independent auditors for fiscal year 2004.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the postage prepaid envelope provided for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

By order of the Board of Directors,

/s/ Dennis C. Cossey

Dennis C. Cossey, Chairman, Chief Executive Officer and Secretary

April 29, 2004
Little Rock, Arkansas

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

(i)

THERMOENERGY CORPORATION

1300 Tower Building
323 Center Street
Little Rock, Arkansas 72201
Telephone 501.376.6477
Facsimile 501.244.9203

April 29, 2004

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q1:	Why did I receive this proxy statement?

A: The Board of Directors of ThermoEnergy Corporation is soliciting your proxy to vote at the Annual Meeting of Shareholders because you were a shareholder of ThermoEnergy as of the close of business on April 28, 2004, the record date, and are therefore entitled to vote at the meeting.

This Proxy Statement and Proxy Card, along with the Annual Report on Form 10-KSB for the fiscal year 2003, are being mailed to shareholders as of the record date beginning on or about May 7, 2004. The Proxy Statement summarizes the information you need to know to vote at the meeting. You do not need to attend the meeting to vote your shares.

Q2:	What am I voting on?

A: Election of two directors, John F. Corcoran and Louis J. Ortmann, to serve a three-year term until the 2007 Annual Meeting of Shareholders of ThermoEnergy, or until their respective successors are elected or appointed.

Ratification of the appointment of Kemp & Company as independent auditors for fiscal year 2004.

The Board of Directors recommends a vote FOR each of the nominees to the Board of Directors and FOR the ratification of the appointment of Kemp & Company as independent auditors for fiscal year 2004.

Q3:	What is the voting requirement to elect the directors and to ratify the appointment of Kemp & Company as independent auditors?

A: For the election of the directors, the nominees, to be elected, must have received the affirmative vote of a plurality of the votes cast. The proposal to ratify the appointment of Kemp & Company as independent auditors requires the affirmative vote of a majority of the votes cast. The voting requirements given in this answer assume that a quorum is present (see Q7 below).

Q4:	How many votes do I have?

A: You are entitled to one vote for each share of ThermoEnergy’s common stock that you hold. Shareholders do not have cumulative voting rights.

Q5:	How do I vote?

A: You may vote using any of the following methods:

     (1) Complete, sign and date the proxy card you receive and return it in the prepaid envelope; or

     (2) In person at the Annual Meeting of Shareholders.

If you return your signed Proxy Card but do not indicate your voting preferences, the persons named in the Proxy Card will vote FOR the election of each of the nominees for director and FOR the ratification of Kemp & Company as independent auditors for 2004.

Q6:	What can I do if I change my mind after I vote my shares?

A: You may revoke your proxy at any time before it is voted at the Annual Meeting of Shareholders by:

     (1) Sending written notice of revocation to the Secretary of ThermoEnergy;

     (2) Submitting a new paper ballot, after the date of the revoked proxy; or

     (3) Attending the Annual Meeting of Shareholders and voting in person.

You may also be represented by another person at the meeting by executing a proper proxy designating that person.

Q7:	What constitutes a quorum?

A: As of the record date, 20,828,912 shares of common stock were outstanding. A majority (50% +1) of the outstanding shares, present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the meeting. If you submit a properly executed proxy, then you will be considered part of the quorum. If you are present or represented by proxy at the meeting and you abstain, you will count toward a quorum, however, your abstention, as well as broker non-votes, will not be part of the voting power present and will not affect the outcome of the vote.

Q8:	Who can attend the Annual Meeting of Shareholders?

A: All shareholders as of the record date may attend the Annual Meeting of Shareholders.

Q9:	Are there any shareholders that own more than 5% of ThermoEnergy’s outstanding common stock?

A: As of March 17, 2004, Dennis Cossey, Dan Cowart, P.L. Montesi and Robert Trump each beneficially owned more than 5% of ThermoEnergy’s outstanding common stock.

Q10:	When are the shareholder proposals due for the 2005 Annual Meeting of Shareholders?

A: In order to be considered for inclusion in next year’s proxy statement, shareholder proposals must be submitted in writing by December 31, 2004, to Dennis Cossey, Chairman, Chief Executive Officer and Secretary, 1300 Tower Building, 323 Center Street, Little Rock, Arkansas 72201.

If you notify us after March 1, 2005 of an intent to present a proposal at ThermoEnergy’s 2005 Annual Meeting of Shareholders, we will have the right to exercise discretionary voting authority with respect to your proposal, if presented at the meeting, without including information regarding it in our proxy materials.

Q11:	What happens if a nominee for director is unable to serve as a director?

A: If any of the nominees becomes unavailable for election, which we do not expect, votes will be cast for the substitute nominee or nominees who may be designated by the Board of Directors.

Q12:	How much did this proxy solicitation cost?

A: ThermoEnergy has not hired nor paid for assistance in the distribution of proxy materials and solicitation of votes. Employees, officers and directors of ThermoEnergy may solicit proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of common stock.

1. PROPOSAL FOR ELECTION OF DIRECTORS

Unless otherwise directed in the proxy, the persons named in the enclosed proxy card, or their substitute, will vote the proxy for the election of the two nominees listed herein.

ThermoEnergy has authorized seven positions on its Board of Directors. Six members of the Board of Directors are authorized to serve staggered three year terms with two members standing for election each year. One member is authorized to serve a five year term.

Two directors are to be elected at the Annual Meeting of Shareholders. Shareholders will elect two directors, each for a three year term expiring in 2007. The Board of Directors’s nominees are John F. Corcoran and Louis J. Ortmann. Mr. Corcoran was originally elected to the Board of Directors in 2001. Mr. Ortmann has been a director since 1991. After the election of two directors at the meeting, ThermoEnergy will have seven directors, including the five continuing directors whose present terms extend beyond the meeting. Information on the nominees and continuing directors follows:

Nominees

John F. Corcoran, age 63, has served as a director of ThermoEnergy since 2001. Mr. Corcoran also serves as a member of ThermoEnergy’s Audit Committee. Mr. Corcoran is a Senior Vice President of the Norfolk Southern Corporation, with responsibility for public affairs and lobbying on both the state and federal levels.

Dr. Louis J. Ortmann, DDS, age 67, has served as a director of ThermoEnergy since 1991. Dr. Ortmann also serves as chairman of ThermoEnergy’s Compensation and Benefits Committee and as a member of its Audit Committee. Dr. Ortmann is an associate dentist with Louis J. Ortmann Dental Clinic, Inc., in Festus, Missouri. Dr. Ortmann is a graduate of the University of St. Louis.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE TWO NOMINEES LISTED ABOVE.

Directors Whose Terms Expire in 2005

P.L. Montesi, age 69, has served as a director, the President, Treasurer and Principal Financial Officer of ThermoEnergy since 1988.

Jerald H. Sklar, age 67, has served as a director of ThermoEnergy since September 1997. Mr. Sklar is an attorney in Memphis, Tennessee, concentrating in corporate, financial and transactional work. From 1965 to 2001, Mr. Sklar practiced with the Memphis law firm of Waring Cox, PLC. He received a BA from Washington & Lee University and an LL.B. from Vanderbilt University. Mr. Sklar is also a principal in Ruby Avenue Realty, a family business that develops and owns residential and commercial real estate, and JVEST, a general partnership which invests in operating businesses.

Directors Whose Terms Expire in 2006

Dennis C. Cossey, age 57, has served as Chairman of the Board of Directors since 1990 and is the director with a five-year term. Mr. Cossey has been the Chief Executive Officer and a director of ThermoEnergy since 1988. Prior to joining ThermoEnergy, Mr. Cossey served in executive and sales positions at a number of companies, including IBM Corporation and Peter Kiewit and Sons Engineering. Mr. Cossey is a member of the American Society of Naval Engineers, the US Naval Institute, the Society of Naval Architects and Marine Engineers and the Association of Energy Engineers.

Dr. Paul A. Loeffler, age 56, has served as a director of ThermoEnergy since September 1997. Dr. Loeffler also serves as a member of ThermoEnergy’s Compensation and Benefits Committee. Dr. Loeffler is a professor of chemistry at Sam Houston State University, Huntsville, Texas. He has been in this position since 1985, and has been with the chemistry department of Sam Houston State University since 1975. Dr. Loeffler received his Ph.D. and MA in inorganic chemistry from Rice University. Dr. Loeffler also serves as a member of the Board of Directors and was the associate director of the Texas Regional Institute for Environmental Studies in Huntsville, Texas from 1992 until 2002.

Andrew T. Melton, age 57, has served as a director of ThermoEnergy since September 1997. Mr. Melton also serves as chairman of ThermoEnergy’s Audit Committee and as a member of its Compensation and Benefits Committee. Mr. Melton is currently President and principal shareholder of Solomon Equities, Inc., a financial consulting and loan brokerage company located in Irving, Texas that he started in January 1999. From January 1997 to January 1999, Mr. Melton served as Chief Executive Officer and the principal shareholder of Solomon Financial Inc., a company specializing in financing Canadian imports to the US. Mr. Melton is a certified public accountant and received an MBA in finance and a Bachelor of Science degree in economics from Louisiana Tech University. From 1986 to 1994, Mr. Melton served as Executive Vice President, Chief Financial Officer and Treasurer of Worthen Banking Corporation, Little Rock, Arkansas. From 1995 to 1998, Mr. Melton was Vice President with Merrill Capital Markets in Little Rock, Arkansas.

Officers and Significant Employees Who Are Not Directors

Alexander G. Fassbender, age 50, has served as Executive Vice President of Technology since November 1998. Prior to joining ThermoEnergy, Mr. Fassbender was Manager of Technology Commercialization at BMI Pacific Northwest Laboratories. He had held various positions with BMI since 1976. Mr. Fassbender received his BS (Chemical Engineering) in 1976, his MBA in 1980 and his MS (Chemical Engineering) in 1988, all from the University of California, Berkeley.

Committees of the Board of Directors

The Board of Directors has two standing committees: the Compensation and Benefits Committee and the Audit Committee. Members of the individual committees are named below:

Compensation and Benefits	Audit
Dr. Louis J. Ortmann, Chairman	Andrew T. Melton, Chairman
Dr. Paul A. Loeffler	Dr. Louis J. Ortmann
Andrew T. Melton	John F. Corcoran

The Compensation and Benefits Committee, which is made up of independent directors, makes recommendations to the Board of Directors on compensation generally, executive officer salaries, bonus awards, stock option grants, special awards and supplemental compensation. The Compensation and Benefits Committee consults generally with management on matters concerning executive compensation and other compensation issues where Board of Directors or shareholder action is contemplated.

The Audit Committee, which is made up of independent directors, oversees ThermoEnergy’s financial reporting process and internal controls. The Audit Committee is governed by a written charter approved by the Board of Directors (included as an appendix to ThermoEnergy’s proxy statement in connection with its 2001 Annual Meeting of Shareholders). The charter sets out the Audit Committee’s membership requirements and responsibilities. As part of its duties, the Audit Committee consults with management and ThermoEnergy’s independent auditors during the year on matters related to the annual audit, internal controls, the published financial statements and the accounting principles and auditing procedures being applied. The Audit Committee reviews the independent accountants’ audit fees, discusses relationships and non-audit services to ensure no compromise of independence and submits to the Board of Directors its recommendations for the appointment of an audit firm for the upcoming year. ThermoEnergy believes that all members of the Audit Committee are independent, as such term is defined in Rule 4200(a)(15) of the NASD’s listing standards, and that the Audit Committee has at least one financial expert, Andrew T. Melton.

The Board of Directors does not have a standing Nominating Committee or a Nominating Committee Charter. The Board of Directors believes that it is appropriate not to have a standing Nominating Committee because of the minimal turnover of directors in recent years and because of the small size of ThermoEnergy and its Board of Directors. Accordingly, the entire Board of Directors performs the functions of a Nominating Committee by collectively considering nominations to the Board of Directors. The Board of Directors identifies the individuals to become members of the Board of Directors and selects those candidates to be presented for shareholder approval at the Annual Meeting of Shareholders.

In addition, the Board of Directors will consider director candidates recommended by the shareholders if a nominating shareholder complies with the following requirements. If a shareholder wishes to recommend a candidate to the Board of Directors for consideration as a Board of Directors nominee, the shareholder must submit in writing to the Board of Directors the nominee’s name and a brief resume setting forth the nominee’s business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate’s willingness to be nominated and to serve. This information must be delivered to the Chairman of ThermoEnergy at ThermoEnergy’s address and must be received no later than December 31 in any year to be considered as a potential director nominee at the Annual Meeting of Shareholders for the following year. The Board of Directors may request additional information if it determines a potential candidate may be an appropriate nominee.

Shareholder Communications

The Board of Directors does not have a formal policy for shareholder communications to the Board of Directors. The small size of the Board of Directors and the simple administrative structure of ThermoEnergy permits shareholders to have easy access to ThermoEnergy’s management and its directors for any communications, including those pertaining to director nominations as set forth above.

Code of Ethics

ThermoEnergy has not adopted a code of ethics applicable to its Chief Executive Officer, Principal Financial Officer or other personnel performing similar functions. ThermoEnergy is a development stage company with no revenue and has only three employees, two of whom are directors. Accordingly, ThermoEnergy believes that until such time as it commences more significant operations, the conduct of its management, including financial and accounting officers, can be monitored appropriately by the Board of Directors.

Board of Directors and Board of Directors’ Committee Meetings

In 2003, the Board of Directors conducted five formal meetings, the Compensation and Benefits Committee reported no formal meetings and the Audit Committee reported one formal meeting. There also were several informal meetings and actions taken by written consent. All directors, other than John F. Corcoran and Jerald H. Sklar, attended, either in person or by teleconference, at least 75% of the aggregate number of the meetings of the Board of Directors and the meetings of any committees upon which the director served.

Compensation of Directors

Each director who is not a ThermoEnergy employee is compensated annually for services as a director by the grant of non-qualified options under ThermoEnergy’s stock option plan approved at the 1997 Annual Meeting of Shareholders (the “1997 Plan”) to purchase 2,000 shares of common stock at the fair market value of the shares on the date the options are granted. In 2003, however, each non-employee director received 3,000 shares of common stock in lieu of the grant of non-qualified options to purchase 2,000 shares of common stock. Directors do not currently receive any other compensation for serving as directors. Directors who are ThermoEnergy employees do not receive any additional compensation for their services as directors. ThermoEnergy reimburses all directors for reasonable travel and other necessary business expenses incurred in the performance of their services.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS, DIRECTORS AND
EXECUTIVE OFFICERS

Except as otherwise indicated, the following table sets forth certain information with respect to the beneficial ownership of shares of common stock as of March 17, 2004 by: (i) each shareholder of ThermoEnergy that ThermoEnergy believes currently holds more than a 5% beneficial interest in the common stock; (ii) each existing director of ThermoEnergy, (iii) each of ThermoEnergy’s existing executive officers; and (iv) all directors and executive officers as a group. Except as otherwise indicated, ThermoEnergy believes that the beneficial owners of the shares of common stock listed below, based on information furnished by the owners and/or from information contained in reports filed by the beneficial owner with the Commission pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), have sole voting and investment power with respect to the shares.

	Number of Shares of Common Stock
Name of Beneficial Owner	Beneficially Owned(1)		Percent of Class(2)
Dan Cowart
3295 River Exchange Drive
Suite #170
Norcross, GA 30092	1,499,005	(3)	7.2%

Robert Trump
167 E. 61st Street
New York, NY 10021	3,134,560	(4)	14.9%

P.L. Montesi	2,680,467	(5)	12.3%
Dennis C. Cossey	2,264,144	(6)	10.5%
Alexander G. Fassbender	979,073	(7)	4.6%
John F. Corcoran	21,500	(8)	*
Dr. Paul A. Loeffler	14,900	(9)	*
Andrew T. Melton	10,500	(10)	*
Dr. Louis J. Ortmann	484,241	(11)	2.3%
Jerald H. Sklar	70,692	(12)	*
All directors and executive officers as a group (8 persons)	6,525,517	(13)	28.2%

*	Represents beneficial ownership of less than 1% of the outstanding shares of common stock.

(1) Includes shares as to which such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power and/or investment power, as these terms are defined in Rule 13d-3(a) of the Exchange Act. Shares of common stock underlying options to purchase shares of common stock and securities convertible into shares of common stock, which are exercisable or convertible, or become exercisable or convertible, within 60 days after March 17, 2004 are deemed to be outstanding with respect to a person or entity for the purpose of computing the outstanding shares of common stock owned by the particular person and by the group, but are not deemed outstanding for any other purpose.

(2) Based on 20,727,444 shares of common stock issued and outstanding on March 17, 2004.

(3) This beneficial ownership information is based on information contained in a Schedule 13D/A dated July 14, 2003 and filed with the U.S. Securities and Exchange Commission on October 20, 2003. Also includes 120,000 shares of common stock held by a Georgia limited partnership whose sole general partner is a Georgia limited liability company of which Mr. Cowart is the majority owner and sole manager. Mr. Cowart disclaims beneficial ownership of 100,000 shares of common stock owned by certain irrevocable trusts for the benefit of Mr. Cowart’s minor children. Mr. Cowart’s spouse, Kristina T. Cowart, is the sole trustee of each of these trusts.

(4) This beneficial ownership information is based on information contained in a Schedule 13D/A dated October 7, 2003 and filed with the U.S. Securities and Exchange Commission on November 7, 2003. Includes 2,823,456 shares of common stock owned directly by Mr. Trump.

(5) Includes 1,632,967 shares of stock owned directly by Mr. Montesi and his family or jointly with ThermoEnergy’s Chief Executive Officer, Dennis Cossey. Also includes: (i) 797,500 shares of common stock issuable upon the exercise of options to purchase shares of common stock; and (ii) 250,000 shares of common stock issuable upon the exercise of warrants to purchase shares of common stock.

(6) Includes 1,466,644 shares of stock owned directly by Mr. Cossey or jointly with ThermoEnergy’s President, P.L. Montesi. Also includes 797,500 shares of common stock issuable upon the exercise of options to purchase shares of common stock.

(7) Includes 566,573 shares of stock owned directly by Mr. Fassbender. Also includes 412,500 shares of common stock issuable upon the exercise of options to purchase shares of common stock.

(8) Consists of 3,000 shares of stock owned directly by Mr. Corcoran and 18,500 shares of common stock issuable upon the exercise of options to purchase shares of common stock.

(9) Includes 3,000 shares of stock owned directly by Dr. Loeffler. Also includes 11,900 shares of common stock issuable upon the exercise of options to purchase shares of common stock.

(10) Consists of 3,000 shares of stock owned directly by Mr. Melton and 7,500 shares of common stock issuable upon the exercise of options to purchase shares of common stock.

(11) Includes (i) 472,431 shares of common stock owned directly by Dr. Ortmann and his wife and beneficially through the Dr. Louis J. Ortmann Dental Clinic, Inc., Profit Sharing Plan; and (ii) 11,900 shares of common stock issuable upon the exercise of options to purchase shares of common stock.

(12) Includes (i) 8,792 shares of common stock issuable upon the exercise of Mr. Sklar’s share of options owned by Waring Cox, PLC; and (ii) 61,900 shares of common stock issuable upon the exercise of exercisable options to purchase common stock (these options were granted to Mr. Sklar directly in compensation for legal services as a director of ThermoEnergy). Mr. Sklar disclaims beneficial ownership of 57,806 shares of common stock which he has transferred to his grandchildren.

(13) Includes 2,377,992 shares of common stock issuable upon the exercise of options and warrants.

EXECUTIVE COMPENSATION

Employment Contracts and Agreements

In 2002, the Compensation and Benefits Committee and the Board of Directors approved the terms of new employment contracts and authorized Andrew T. Melton, member of the Compensation and Benefits Committee, to finalize and execute employment agreements for Messrs. Cossey and Montesi. The employment agreements of Messrs. Cossey & Montesi have identical terms. The general terms of the employment agreements provide for contract terms of five years, with a beginning base compensation of $200,000 with 15% annual increases. Messrs. Cossey and Montesi will also be subject to discretionary incentive compensation of up to 100% of the base salary of each individual, as determined by the Compensation and Benefits Committee. Messrs. Cossey and Montesi may also receive periodic performance compensation upon the occurrence of certain significant events. Deferred compensation aggregating $5,492,

$3,848 and $19,949 was accrued during the periods ended December 31, 2003, 2002 and 2001, respectively, pursuant to the interest provisions of present and past employment agreements.

In 1998, ThermoEnergy executed an employment agreement with Mr. Fassbender. The general terms of the employment agreement provide for a continuous three-year term, with a beginning base compensation of $135,000 with 15% annual increases. Mr. Fassbender will also be subject to discretionary incentive compensation of up to 50% of his base salary, as determined by the Compensation and Benefits Committee.

According to the terms of the employment agreements approved by the Compensation and Benefits Committee and the Board of Directors, upon the occurrence of a change in control of ThermoEnergy, each of Messrs. Cossey and Montesi shall be entitled to a lump sum payment of five years base compensation from the date of a change of control and Mr. Fassbender shall be entitled to a lump sum payment of 2.99 years base compensation from the date of a change of control. In addition, all of Messrs. Cossey, Montesi and Fassbender’s unvested stock options and/or restricted stock grants shall immediately vest on the date of a change of control.

ThermoEnergy is the sole beneficiary of a $500,000 and a $1,000,000 key man life insurance policy on the lives of Messrs. Cossey and Fassbender, respectively.

Qualified 1997 Plan

The directors and shareholders approved a Stock Option Plan at the 1997 Annual Meeting of Shareholders (the “1997 Plan”) that (i) permits incentive stock options under Section 422 of the Code to be granted from a pool of 750,000 shares of common stock of ThermoEnergy; and (ii) provides for an automatic grant of 1,000 options for non-employee directors. The 1997 Plan was amended during 2001 to change the automatic grant to non-employee directors to 2,000 options.

The automatic grants are for non-qualified options exercisable into 2,000 shares of common stock to be awarded, automatically, without further action by the Board of Directors or the Compensation and Benefits Committee on the third business day following the date of each Annual Meeting of Shareholders for each non-employee director. Each 2,000 share option granted to a non-employee director will become exercisable beginning one year from the date of the Annual Meeting of Shareholders on which the date of the options were granted. If a non-employee director is elected by the Board of Directors to begin serving as director on a date not coincident with the annual meeting date, the new director will be granted an initial 2,000 share option as of the date of his first Board of Directors meeting; however, his options will become exercisable one year from the date of the annual meeting at which he is first elected by the shareholders and he will not receive an additional grant of options upon his first election to the Board of Directors.

The 1997 Plan provides that the exercise price of each option must be at least equal to the fair market value of the common stock as of the date the option is granted and requires that all options have an expiration date not later than the date which is one day before the tenth anniversary of the date of the grant of the options. However, with certain limited exceptions, an option holder’s incentive options immediately terminate if the option holder ceases to be associated with ThermoEnergy, or engages in or is involved with any business similar to that of ThermoEnergy.

Non-Qualified Stock Options

Upon recommendation of the Compensation and Benefits Committee, the Board of Directors may grant non-qualified stock options to employees of ThermoEnergy and to non-employees as compensation for services and various types of assistance to ThermoEnergy. In 2001, each of ThermoEnergy’s non-employee directors received 5,000 non-qualified stock options as a one-time grant instead of the 2,000 option automatic grant under the 1997 Plan. These options are exercisable at $2.05 per share, which was the fair market value of the common stock on December 21, 2001, the date of grant. In addition, ThermoEnergy’s executive officers, Dennis Cossey, P.L. Montesi and Alexander G. Fassbender, were each granted: (i) 75,000 non-qualified stock options at an exercise price of $1.91 per share, which was the fair market value of the common stock on April 18, 2001, the date of grant and (ii) 100,000 non-qualified stock options at an exercise price of $2.05 per share, which was the fair market value of the common stock on December 21, 2001, the date of grant. The Board of Directors did not grant any non-qualified stock options in 2003 or 2002. On February 9, 2004, the Board of Directors granted 50,000 non-qualified stock options to a director, Jerald H. Sklar, in payment for certain legal fees not paid in cash. These options are exercisable at $0.50 per share, which was the fair market value at the date of the grant, and have a term of five years. All exercise prices for options and fair market values of ThermoEnergy’s common stock have been restated for the effect of the 10% common stock dividend during 2002.

Other Bonuses

Bonuses may be paid to employees at the recommendation of the Compensation and Benefits Committee and upon approval by the Board of Directors if, in its discretion, the performance of an individual or the circumstances of ThermoEnergy merits payment of additional compensation.

Summary Compensation Table

The following table sets forth the cash and non-cash compensation paid by ThermoEnergy for the years ended December 31, 2003, 2002 and 2001 for the Chief Executive Officer and the two most highly compensated executive officers of ThermoEnergy. These were ThermoEnergy’s only employees during 2003.

	Annual Compensation					Long-Term Compensation
						Awards			Payouts
						Restricted	Securities
					Other Annual	Stock	Underlying		LTIP	All Other
		Salary		Bonus	Compensation	Awards	Options/SARs(2)		Payouts	Compensation
Name & Principal Position	Year	($)		($)	($)	($)	(#)		($)	($)
Primo L. Montesi	2003	$232,251	(1)	—	—	—	—		—	—
President, Treasurer and	2002	201,611	(1)	—	—	—	—		—	—
Principal Financial Officer	2001	176,811	(1)	—	—	—	75,000	(3)	—	—
							100,000	(4)
Dennis Cossey	2003	$232,483	(1)	—	—	—	—		—	—
Chief Executive Officer	2002	201,877	(1)	—	—	—	75,000	(3)	—	—
and Secretary	2001	176,811	(1)	—	—	—	100,000	(4)	—	—

Alexander G. Fassbender	2003	$236,874	(1)	—	—	—	—		—	—
Executive Vice President	2002	205,318		—	—	—	—		—	—
of Technology	2001	178,538		—	—	—	75,000	(3)	—	—
							100,000	(4)

(1)	Includes accrued salary plus accrued compensation expense pursuant to the interest provisions of the individual’s employment agreement

(2)	No stock appreciation rights (SARs) were granted to the executive officers named in the Summary Compensation Table

(3)	On April 18, 2001, the Board of Directors approved the grant of 75,000 non-qualified five-year stock options at an exercise price of $1.91

(4)	On December 21, 2001, the Board of Directors approved the grant of 100,000 non-qualified five-year stock options at an exercise price of $2.05

Exercise prices for options have been adjusted for the 10% common stock dividend during 2002.

Option/SAR Grants in Last Fiscal Year

No stock options or stock appreciation rights were granted in 2003 to ThermoEnergy’s executive officers.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

The following table shows the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise in 2003 by ThermoEnergy’s executive officers named in the

Summary Compensation Table. The table also shows the number of shares covered by exercisable and unexercisable options held by executives on December 31, 2003 and the aggregate gains that would have been realized had these options been exercised on December 31, 2003, even though these options were not exercised and the unexercisable options could have been exercised on December 31, 2003.

			Number of Securities Underlying		Value of Unexercised In-The-Money
			Unexercised Options/SARs at FY-End		Options/SARs at FY-End (1)
			(#)		($)
	Shares
	Acquired on	Value
	Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Dennis Cossey	—	—	797,500	—	- 0 -	—
Primo L. Montesi	—	—	797,500	—	- 0 -	—
Alexander G. Fassbender	—	—	412,500	—	- 0 -	—

(1) There were no in-the-money options at December 31, 2003. Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In October 2003, ThermoEnergy entered into a license agreement with Mr. Fassbender, as the inventor of certain patents and patent applications that ThermoEnergy has been using. This agreement formalized the arrangements under which ThermoEnergy and Mr. Fassbender have been operating for a number of years. Under this license agreement, Mr. Fassbender granted to ThermoEnergy an exclusive license in the patents and patent applications for ThermoFuel and Enhanced Biogas Production in the United States and the foreign countries in which applications are pending. In addition to ThermoEnergy’s financial obligations under its employment agreement with Mr. Fassbender, ThermoEnergy must pay a royalty of 1% of net sales after the cumulative sales of all licensed products exceed $20,000,000. Beginning in 2008 and each year thereafter, Mr. Fassbender may terminate the license agreement if ThermoEnergy has not sold or leased a licensed product in the respective year.

Jerald H. Sklar, a sole legal practitioner and director of ThermoEnergy, provided legal services to ThermoEnergy during 2003 for which he was paid less than $60,000 in cash and for which he received 50,000 non-qualified stock options at an exercise price of $0.50 per share, which was the fair market value at the date of the grant. Mr. Sklar will continue to provide legal services to ThermoEnergy.

ThermoEnergy’s Board of Directors has adopted a policy whereby any future transactions between ThermoEnergy and any of its subsidiaries, affiliates, officers, directors, principal shareholders and any affiliates of the foregoing will be on terms no less favorable to ThermoEnergy than could reasonably be obtained in “arm’s length” transactions with independent third parties.

AUDIT COMMITTEE

The Audit Committee’s Report for 2003 follows:

Audit Committee Report

The Audit Committee of the Board of Directors is comprised of the following three independent outside directors: Andrew T. Melton, Chairman, Dr. Louis J. Ortmann and John F. Corcoran. The Audit Committee serves at the pleasure of the Board of Directors. It held one meeting with respect to the fiscal year 2003, and its report for the year 2003 follows:

The Audit Committee communicated with the independent auditors and management to assure that all were carrying out their respective responsibilities. The Audit Committee reviewed the performance and fees of the independent auditors prior to recommending their appointment, and met with them to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of financial reporting. The Audit Committee discussed with the independent auditors their judgments regarding the quality and acceptability of ThermoEnergy’s accounting principles, the clarity of its disclosures and the degree of aggressiveness or conservatism of its accounting principles and underlying estimates. The Audit Committee discussed with and received a letter from the independent auditors confirming their independence. The independent auditors had full access to the Audit Committee, including meetings without management present. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1. Additionally, the Audit Committee reviewed and discussed the audited financial statements with management and recommended to the Board of Directors that these financial statements be included in ThermoEnergy’s Form 10-KSB, filed with the Securities and Exchange Commission on March 30, 2004.

Audit Committee

Andrew T. Melton, Chairman
Dr. Louis J. Ortmann
John F. Corcoran

As part of its duties, the Audit Committee also considered whether the provision of services other than audit services during fiscal year 2003 by Kemp & Company, ThermoEnergy’s independent auditors, is compatible with maintaining the accountants’ independence. See Proposal For Ratification of Appointment of Independent Auditors. Because of the small size of ThermoEnergy, it has no internal auditor.

Audit Fees:

Fees for all services billed by Kemp & Company during 2003 and 2002 are as follows:

	2003	2002
Audit fees	$33,000	$29,000
Audit-related fees	-0-	-0-
Tax fees	500	500
All other fees	-0-	-0-

Audit fees related to the audit of ThermoEnergy’s annual financial statements and for the review of the financial statements included in the Quarterly Reports on Form 10-Q. Tax fees consisted solely of tax compliance services.

2. PROPOSAL FOR RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITORS

The next proposal on the agenda for the Annual Meeting of Shareholders will be ratifying the appointment of Kemp & Company by the Audit Committee as ThermoEnergy’s independent auditors for fiscal year 2004.

Kemp & Company served in this capacity for fiscal year 2003, and has reported on ThermoEnergy’s financial statements.

A representative of the Kemp & Company, ThermoEnergy’s independent auditors, is expected to be present at the Annual Meeting of Shareholders. The representative will have the opportunity to make a statement at the meeting if he desires to do so and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires ThermoEnergy’s officers and directors, and persons who own more than 10% of a registered class of ThermoEnergy’s equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish ThermoEnergy with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of the forms furnished to ThermoEnergy, (i) Dennis C. Cossey and P.L. Montesi failed to file a Form 4 on a timely basis to report an open market sale of common stock in February 2003; (ii) Dennis C. Cossey failed to file a Form 4 on a timely basis to report purchases of common stock pursuant to the conversion of convertible debentures in July and August 2003; (iii) P.L. Montesi failed to file a Form 4 on a timely basis to report purchases of common stock pursuant to the conversion of convertible debentures in July and August 2003; (iv) John F. Corcoran, Paul A. Loeffler, Andrew T. Melton, Louis J. Ortmann and Jerald H. Sklar inadvertently failed to file a Form 4 on a timely basis to report shares granted to them in July 2003 by ThermoEnergy as compensation for services as directors of ThermoEnergy; (v) Louis J. Ortmann failed to file a Form 4 on a timely basis to report a purchase of common stock pursuant to the conversion of convertible debentures in July 2003; and (vi) Betty Montesi, the wife of P.L. Montesi, failed to file Form 4s on a timely basis to report open market purchases and sales occurring between August 24, 2001 and September 11, 2003 (on December 17, 2003, Mrs. Montesi paid $7,010.00 to ThermoEnergy with respect to short swing profits attributable to these transactions).

INCORPORATION BY REFERENCE

This Proxy Statement incorporates the following items included in ThermoEnergy’s Form 10-KSB, filed with the Commission on March 30, 2004 by reference:

     (a) Financial and Other Information as required in Item 13 of Schedule 14A; and

     (b) The Equity Compensation Plan Table as required in Item 201 of Regulation S-B.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment in such matters.

By order of the Board of Directors,

/s/ Dennis C. Cossey

Dennis C. Cossey
Chairman, Chief Executive Officer and Secretary

/s/ P.L. Montesi

P.L. Montesi
President, Treasurer and Principal Financial Officer

April 29, 2004
Little Rock, Arkansas

PROXY

THERMOENERGY CORPORATION — ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dennis C. Cossey and P.L. Montesi, and each of them, with full power of substitution and revocation, as proxies of the undersigned, to vote as designated below on behalf of the undersigned at the Annual Meeting of Shareholders of ThermoEnergy Corporation, to be held at the Hilton Hotel, 1335 Avenue of the Americas, New York, New York 10019 at 10:00 a.m., local time, on June 9, 2004, and at any adjournments and postponements of said meeting, all of the shares of the common stock of ThermoEnergy held by the undersigned or which the undersigned may be entitled to vote; hereby revoking any proxy or proxies heretofore given by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED BELOW AND “FOR” EACH OF THE FOLLOWING PROPOSALS:

1.	NOMINEES: ELECTION OF TWO DIRECTORS: JOHN F. CORCORAN AND LOUIS J. ORTMANN, TO SERVE THREE YEAR TERMS UNTIL THE 2007 ANNUAL MEETING OF SHAREHOLDERS, OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED OR APPOINTED.

[ ] VOTE FOR all nominees listed above, except vote withheld from following nominees (if any)

VOTE WITHHELD from a nominee(s).	ADDITIONAL NOMINEES (if any).

2.	RATIFICATION OF APPOINTMENT OF KEMP AND COMPANY AS INDEPENDENT AUDITORS OF THE CORPORATION FOR FISCAL YEAR ENDING DECEMBER 31, 2004.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Please Fully Complete, Date, Properly Sign and Return this Proxy Promptly.

Proxy Solicited on Behalf of the Board of Directors of
ThermoEnergy for the Annual Meeting of Shareholders dated June 9, 2004

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “For” Proposals 1, 2 and 3. It is revocable at any time before it is exercised.

Signature:_____________________________________________ Dated: ________________

Signature (If Joint Owner):________________________________ Dated: ________________

Note: This proxy must be signed exactly as your name appears on your stock certificate. Each joint owner must sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. If the signer is a partnership or limited liability company, please sign full organizational name by an authorized person. This proxy shall be deemed a grant of authority to vote.

Mark here if you plan to attend the meeting [   ]

Mark here for address change and note below [   ]

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.